Exhibit 10.22

EXECUTION VERSION

JOINDER AGREEMENT

JOINDER AGREEMENT dated as of June 11, 2019 (this “Agreement”), among AMCOR LIMITED (ACN 000 017 372), AMCOR FINANCE (USA), INC.,  AMCOR PLC (F/K/A ARCTIC JERSEY LIMITED) and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is hereby made to the Term Syndicated Facility Agreement dated as of April 30, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Facility Agreement”), among Amcor Limited (ACN 000 017 372), an Australian public company limited by shares with a registered office at Level 11, 60 City Road, Southbank, Victoria 3006, Australia (“Amcor”), Amcor Finance (USA), Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Facility Agreement.

In accordance with clause (i) of Section 4.02(a) of the Facility Agreement, the Availability Date shall not occur unless New Amcor becomes a party to the Facility Agreement.  Accordingly, upon execution of this Agreement by Amcor, the Borrower, New Amcor and the Administrative Agent, New Amcor shall be a party to the Facility Agreement, all references to “Parent” therein shall refer to New Amcor and New Amcor hereby agrees to be bound by all provisions of the Facility Agreement and the other Loan Documents applicable to it as Parent.

New Amcor represents and warrants that (a) the execution, delivery and performance by New Amcor of this Agreement are within New Amcor’s organizational powers and have been duly authorized by all necessary corporate or other organizational action and, if required, stockholder or other equityholder action of New Amcor and that this Agreement has been duly executed and delivered by New Amcor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (b) the representations and warranties applicable to New Amcor as Parent set forth in the Facility Agreement are true and correct.

New Amcor expressly acknowledges and agrees to the appointment of the Borrower as the Authorized Agent as set forth in Section 9.09(e) of the Facility Agreement, and the Borrower hereby accepts such designation.

Except as expressly supplemented hereby, the Facility Agreement shall remain in full force and effect.

The provisions of Sections 9.09 and 9.10 of the Facility Agreement shall apply mutatis mutandis to this Agreement.

This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  This Agreement shall become effective when it shall have been executed by the Administrative Agent and the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except that none of New Amcor, Amcor or the Borrower shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Agreement and the Facility Agreement.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile, electronic mail (in .pdf or .tif format) or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

AMCOR LIMITED

by
/s/ Michael Casamento
Name:	Michael Casamento
Title:	Executive Vice President, Finance and Chief Financial Officer

AMCOR FINANCE (USA), INC.

by
/s/ Robert Mermelstein
Name: Robert Mermelstein
Title: Director

AMCOR PLC

/s/ Michael Casamento
Name:	Michael Casamento
Title:	Executive Vice President, Finance and Chief Financial Officer

[Signature Page to Joinder Agreement]

JPMORGAN CHASE BANK, N.A., as the Administrative Agent

by
/s/ Tasvir Hasan
Name: Tasvir Hasan
Title: Executive Director

[Signature Page to Joinder Agreement]